EXHIBIT 32


             CERTIFICATION PURSUANT TO 18 U.S.C. 1350
          (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the filing of the Annual Report on Form 10-KSB for the period ended December 31, 2005 as filed with the Securities and Exchange Commission (the "Report") by SearchHelp, Inc. (the "Registrant"), I, William Bozsnyak, Chief Executive Officer and Chief Financial Officer of the Registrant, hereby certify that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2. The information contained in the Report fairly presents, in all material respects, the financial conditions and results of operations of Registrant.


                              /s/  William Bozsnyak
                                   --------------------
                                   William Bozsnyak
                                   Chief Executive Officer and
                                   Chief Financial Officer


Dated: April 17, 2006